Supplement Dated October 13, 2011 to the
Prospectus Dated April 29, 2011
of Javelin Exchange-Traded Trust
on behalf of its
JETS Contrarian Opportunities Index Fund

This Supplement updates certain information contained in the above-dated Prospectus of the Javelin Exchange-Traded Trust (the “Trust”). You may obtain a copy of the Trust’s Prospectus free of charge, upon request, by calling toll-free 1-866-528-0029, by visiting the Trust’s website at www.jetsetfs.com, or by writing to JETS Exchange-Traded Funds, c/o Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101.

The following information should be read in conjunction with the Prospectus and Statement of Additional Information for the Fund listed above.

As of the close of business on October 11, 2011, the JETS Contrarian Opportunities Index Fund was closed and liquidated.

If you would like additional information, including information about other JETS ETFs, please call 1-866-528-0029 or visit www.jetsetfs.com.